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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2004

Atlantic Liberty Financial Corp

Delaware	              000-49967		16-1615014
State of incorporation 	    SEC File Number	IRS Employer I.D.


186 Montague Street, Brooklyn, New York

718-855-3555


















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CURRENT REPORT ON FORM 8-K


Item 1.			Changes in Control of Registrant
        Not Applicable

Item 2.			Acquisition or Disposition of Assets
        Not Applicable

Item 3.			Bankruptcy or Receivership

				Not Applicable

Item 4.			Changes in Registrants Certifying Accountant
        Not Applicable

Item 5.			Other Events
        Not Applicable

Item 6.			Resignations of Registrants Directors
        Not Applicable

Item 7.			Financial Statements and Exhibits

(a) No financial statements of businesses acquired are required.
(b) No pro forma financial information is required
(c) Attached as an exhibit is Atlantic Liberty Financial Corps
(the Company) news release announcing its March  31, 2004 quarterly earnings.

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Item 8.			Change in Fiscal Year

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        Not Applicable

Item 9.	Regulation FD Disclosure- Information provided pursuant to Item 12

The Company announced its March 31, 2004 financial results by release. The press release in included as an exhibit.


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

				Atlantic Liberty Financial Corp.


Date:  April 23, 2004 		      By: /s/Barry M. Donohue
		             	      Barry M. Donohue
			              President and Chief Executive Officer